                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                                   PRWW, Ltd.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                Preliminary Copy

                                   PRWW, Ltd.
                                30 S. 17th Street
                             Philadelphia, PA 19103




                                                                  March 20, 2001

Dear PRWW, Ltd. Stockholders:

         You are cordially invited to the Annual Meeting of Stockholders to be held at 2:30 P.M. on April 24, 2001 at the Company's executive offices, 30 South 17th Street, Philadelphia, PA 19103.

         Details with respect to the meeting are set forth in the attached Notice of Annual Meeting and Proxy Statement.

         Your vote is important. Whether or not you plan to attend the meeting, you are urged to complete, date, sign and return your proxy. If you attend the meeting and would prefer to vote in person you may still do so.




                                            Very truly yours,


                                            JOEL MORGANROTH, M.D.
                                            Chairman of the Board
                                            PRWW, Ltd.

                                   PRWW, Ltd.
                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 24, 2001

                    ----------------------------------------

To the Stockholders:

         The Annual Meeting of Stockholders of PRWW, Ltd. will be held at the Company's executive offices located at 30 South 17th Street, Philadelphia, PA 19103, at 2:30 P.M. on April 24, 2001 for the following purposes:

         (1)      To elect three directors to serve three-year terms.

         (2) To approve an amendment to the Company's 1996 Stock Option Plan to reserve an additional 300,000 shares of Common Stock for issuance thereunder.

         (3) To approve an amendment to the Company's Restated Certificate of Incorporation to change its name to "eResearchTechnology, Inc."

         (4) To ratify the selection by the Board of Directors of the firm of Arthur Andersen LLP as independent auditors for 2001.

         (5) To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

         Stockholders of record as of the close of business on March 13, 2001 are entitled to notice of and to vote at the meeting.

         Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

                                          By Order of the Board of Directors,


                                          BRUCE JOHNSON
                                          Senior Vice President, Chief Financial
Philadelphia, PA                          Officer and Secretary
March 20, 2001

                                   PRWW, Ltd.
                                30 S. 17th Street
                             Philadelphia, PA 19103

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------


         These proxy materials are furnished in connection with solicitation of proxies by the Board of Directors of PRWW, Ltd., a Delaware corporation ("PRWW" or the "Company"), for the Annual Meeting of Stockholders of PRWW to be held at 2:30 P.M. on April 24, 2001, at the Company's executive offices located at 30 South 17th Street, Philadelphia, PA 19103, and any adjournments or postponements of such meeting. These proxy materials were first mailed to stockholders on or about March 20, 2001. The address of the principal executive office of PRWW is 30 S. 17th Street, Philadelphia, Pennsylvania 19103. Sending a signed proxy will not affect the stockholder's right to attend the Annual Meeting and vote in person. Every stockholder has the power to revoke his proxy at any time before it is voted. The proxy, before it is exercised at the meeting, may be revoked by filing with the Secretary of the Company a notice in writing revoking it, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Stockholders Entitled to Vote

         The close of business of March 13, 2001 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 6,970,887 outstanding shares of the common stock, $.01 par value (the "Common Stock"), of PRWW.

Voting of Proxies

         A form of proxy is enclosed. All properly executed proxies received by the Board of Directors, and not revoked, will be voted as indicated in accordance with the instructions thereon. In the absence of contrary instructions, shares represented by such proxies will be voted for the election of the directors as described herein; in favor of the amendment to the Stock Option Plan; in favor of the amendment to the Restated Certificate of Incorporation; in favor of the ratification of the selection of the independent auditors; and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

         The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular issue constitutes a quorum for the purpose of considering such matter. Each share of Common Stock outstanding as of the record date is entitled to one vote on each matter that may be brought before the Annual Meeting. Election of directors will be by plurality of the votes cast. Approval of the proposed amendment to the Restated Certificate of Incorporation will require the affirmative vote of the holders of a majority of the outstanding Common Stock. Approval of the proposed amendment to the Stock Option Plan and any other proposal will require the affirmative vote of a majority of the votes cast on such proposal. Broker nonvotes and abstentions are counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the meeting. Abstentions are counted in the tabulations of the votes cast on proposals presented to the stockholders, whereas broker nonvotes are not counted for purposes of determining the election of directors or whether a proposal has been approved.

Costs Of Solicitation

         The entire cost of soliciting proxies will be borne by PRWW. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and reimbursement for expenses may be made. Proxies may be solicited in person or by telephone or telegraph by directors, officers or regular employees of PRWW, none of whom will receive additional compensation therefor.


                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

         The Board of Directors currently consists of eight directors divided into three classes. Three directors are to be elected at the Annual Meeting to serve until the 2004 Annual Meeting. Management's nominees for election as directors are Sheldon Bonovitz, Arthur H. Hayes, Jr., M.D., and Howard D. Ross, each of whom currently serves on the Board.

         The proxy holders intend to vote all proxies received by them in the accompanying form for such nominees unless otherwise directed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy, or, in lieu thereof, the Board of Directors may reduce the number of directors. As of the date of this Proxy Statement, Management is not aware of any nominee who is unable or will decline to serve as a director.

         The following table lists the name and age of the three nominees and the five continuing directors of the Company whose terms of office will continue after the Annual Meeting, and the year in which each director's term of office will expire (assuming, in the case of each of the nominees, such nominees are elected at the Annual Meeting).

                                                                     Year of
                                                Age As            Expiration of
Name                                          of 3/1/01         Term as Director
----                                          ---------         ----------------
Nominees for Election
     Sheldon Bonovitz                             63                 2004
     Arthur H. Hayes, Jr., M.D.                   67                 2004
     Howard D. Ross                               49                 2004


Directors Continuing in Office
     Joseph Esposito                              48                 2003
     James Gale                                   51                 2002
     Jerry D. Lee                                 64                 2002
     Joel Morganroth, M.D.                        55                 2002
     John M. Ryan                                 65                 2003

         Mr. Bonovitz has served on the Company's Board of Directors since 1999. He has been a partner of the law firm of Duane, Morris & Heckscher, LLP since 1969, where he currently serves as Chairman and Chief Executive Officer. Mr. Bonovitz is also a member of the Board of Directors of Comcast Corporation and Surgical Laser Technologies, Inc.

         Dr. Hayes has served on PRWW's Board of Directors since 1996. Since 1991, Dr. Hayes has served as President and Chief Operating Officer of MediScience Associates, a consulting firm. Dr. Hayes is an advisor to firms in health care product development and regulation, clinical pharmacology, and medical and pharmacy practice, and is internationally recognized as a medical researcher and clinician. Dr. Hayes served as Commissioner of the FDA from 1981 to 1983. He is also a member of the Board of Directors of Celgene, Inc., Myriad Genetics and NaPro Biopharmaceuticals, Inc.

         Mr. Ross has served on the Company's Board of Directors since 1999. He has been a partner of LLR Equity Partners, L.P., a venture capital fund, since its founding in 1999. Mr. Ross was a partner in Arthur Andersen LLP from 1984 to 1999, serving as the partner-in-charge of Arthur Andersen's Philadelphia Growth Company Practice for 15 years. He is also a director of Crothall Services Group, Inc., InnaPhase Corporation, Iron Mountain, Incorporated, nexi-i.com Inc., Omnient Corporation and VerticalNet, Inc. Mr. Ross is a certified public accountant.

         Mr. Esposito was appointed President and Chief Executive Officer of the Company effective March 1, 2001. Mr. Esposito formerly served as the President and Chief Operating Officer of the Company since April 1998 and has served as a member of its Board of Directors since 1999. He also has served as the President and Chief Executive Officer of the Company's subsidiary, eResearchTechnology, Inc., since January 2000 and President of the DLB Systems division from October 1997 to April 1998. From May 1997 through October 1997, he was President of DLB Systems, Inc. Mr. Esposito was President of Worldwide Operations for Computron Software, Inc. from October 1994 to May 1997. He has 25 years experience in technology, working closely with pharmaceutical companies in the areas of clinical research, supply chain management and regulatory document management.

         Mr. Gale has served on the Company's Board of Directors since 1999. He has been employed by Sanders Morris Harris, a registered broker dealer, since 1978. He currently is a managing director of Sanders Morris Harris and the chief investment officer of the Corporate Opportunity Funds, which are limited partnerships whose principal business is making investments in the securities of other entities. He has nearly 20 years investment banking experience with several firms, including Gruntal & Co. and E. F. Hutton & Co. Mr. Gale also serves as a director of Latshaw Enterprises, Inc., RELM Wireless Corporation and Amarin Corporation plc.

         Mr. Lee has served on the Company's Board of Directors since 1996. Mr. Lee was a partner in the accounting firm of Ernst & Young LLP from 1969 until his retirement in 1995. He was managing partner of its Philadelphia office from 1979 to 1989 and a member of the firm's world-wide multi-national partner group from 1989 to 1995. Mr. Lee is also a member of the Board of Directors of Cybex International, Inc.

         Dr. Morganroth has served as the Chairman of the Company since 1999, its Chief Scientist since March 1, 2001 and as a Director of the Company since 1997. He served as Chief Executive Officer from 1993 to March 1, 2001. In addition, Dr. Morganroth has consulted for the Company since 1976. Dr. Morganroth is an internationally recognized cardiologist and clinical researcher. He has worked on the clinical development of several large, well-known approved drugs. Dr. Morganroth served for over ten years as a Medical Review Officer/Expert for the Food and Drug Administration and since 1995 has served in a similar capacity for the Health Protection Branch of Canada.

         Mr. Ryan has served on the Company's Board of Directors since 1999. Since 1997, Mr. Ryan has been a principal in Devon Ventures, Inc. Mr Ryan founded SunGard Data Systems, Inc. in 1977 and served as its Chief Executive Officer until 1986 and its Chairman until 1987. Mr. Ryan served as Chairman and Acting Chief Executive Officer for DLB Systems from 1995 until its acquisition by the Company in 1997. Mr. Ryan is also a director of Neoware Systems, Inc., Thermacore International, Inc., IGP, Inc., which conducts business as iGrandparents.com, and FAI, Inc., which conducts business as VerticalFleet.com.

         There are no family relationships among the directors and the executive officers.

Board of Directors Meetings and Committees

         The Board of Directors of the Company held a total of eleven meetings during 2000. Each director attended more than 75% of the meetings of the Board of Directors and any committee of which he is a member.

         The Board of Directors has an Executive Committee, a Compensation and Stock Option Committee, and an Audit Committee.

         The Executive Committee has, with certain exceptions, all the authority of the Board of Directors, and has specifically been delegated the authority to make recommendations to the Board with respect to management nominees to the Board and review and make recommendations with respect to such shareholder nominees to the Board as may be submitted to the corporation. A shareholder desiring to propose a candidate to the Executive Committee should submit a written recommendation, together with sufficient biographical information concerning the individual, to the secretary of the Company. While letters of recommendation may be submitted for consideration at any time, recommendations should be received prior to November 15 in any year for consideration in connection with the nomination and election of directors at the Company's next Annual Meeting. This Committee, which currently consists of Mr. Ross, Mr. Ryan and Dr. Morganroth, did not hold any meetings during 2000.

         The Compensation and Stock Option Committee is primarily responsible for determining the compensation payable to the officers and key employees of the Company and to recommend to the Board additions, deletions and alterations with respect to the various employee benefit plans and other fringe benefits provided by the Company, except that no member of the Committee shall take part in any decision pertaining to his compensation or benefits in his capacity as a director of the Company. The Committee also is primarily responsible for administering the Company's stock option plans, awarding stock options to key employees and non-employee directors of the Company and determining the terms and conditions on which the options are granted. This Committee, which currently consists of Mr. Ross and Mr. Ryan, held three meetings during 2000.

         The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors and reviewing and evaluating the Company's accounting principles and reporting practices and its system of internal accounting controls, and has the responsibility and authority described in its charter, attached as an appendix hereto. This Committee, which currently consists of Mr. Gale, Dr. Hayes and Mr. Lee, held four meetings during 2000. The members of the Audit Committee are independent, as defined by Nasdaq rules.

Audit Committee Report on Audited Financial Statements:

         The Audit Committee of the Board of Directors during 2000 developed an updated charter for the Committee, which was approved by the full Board. The complete text of the new charter is reproduced in the appendix to this proxy statement.

         The Audit Committee of the Board of Directors recommends to the Board of Directors the accounting firm to be retained to audit the Company's financial statements and, once retained, consults with and reviews recommendations made by the accounting firm with respect to financial statements, financial records, and financial controls of the Company.

         Accordingly, the Audit Committee has (a) reviewed and discussed the audited financial statements with management; (b) discussed with Arthur Andersen LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees);
(c) received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (d) discussed with Arthur Andersen LLP its independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee also discussed with Arthur Andersen LLP the overall scope and plans for its audit. The Audit Committee met with management and Arthur Andersen LLP to discuss the results of the auditors' examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

         This report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other PRWW filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that PRWW specifically incorporates this report by reference therein.

                         Members of the Audit Committee
                               James Gale (Chair)
                              Arthur H. Hayes, M.D.
                                  Jerry D. Lee

Compensation of Directors

         During 2000, directors who are not employees of the Company received a fee of $1,000 for each directors meeting attended and $500 for each committee meeting attended, and also received an annual retainer of $6,000. Upon the initial election of any "outside director" (as defined), such individual receives at the time of election an automatic one-time option grant of 5,000 shares, and each outside director receives a fixed annual option grant of 5,000 shares. Each director is also reimbursed for out-of- pocket expenses incurred in connection with attending meetings and other services as a director. In addition, each non-employee director of the Company who during 2000 served on the Board of Directors of the Company's subsidiary, eResearchTechnology, Inc., was granted an option to acquire 30,000 shares of the Common Stock of such subsidiary.

Certain Relationships and Related Party Transactions

         Certain of the Company's diagnostic testing and clinical research contracts require that specified medical professional services be provided by Joel Morganroth, M.D., the Company's Chairman and, until March 1, 2001, its Chief Executive Officer. The Company has retained Joel Morganroth, M.D., P.C., a professional corporation owned by Dr. Morganroth, to provide these and other services, which include serving as Medical Director to the Company, acting as principal investigator for various studies, and providing medical interpretation for diagnostic tests from time to time as required. This professional corporation received a fixed annual fee for these services of $156,000 for 2000. Effective March 1, 2001, the Company entered into a new consulting agreement with Joel Morganroth, M.D., P.C. pursuant to which Dr. Morganroth will serve as Chief Scientist and continue to provide the consulting services described above for which the professional corporation will receive fees at the rate of $252,000 per annum plus discretionary bonuses of $37,500 per quarter.

         Sheldon Bonovitz, a director of PRWW, is a partner of the law firm of Duane, Morris & Heckscher, LLP, which performs legal services for the Company and its subsidiary, eResearchTechnology, Inc.

Executive Compensation

Compensation Committee Report on Executive Compensation

         The Compensation and Stock Option Committee of the Board of Directors consists entirely of non-management directors, and its primary function is to make recommendations to the Board of Directors concerning executive compensation and benefit policies for the Company.

         The Committee believes that the most effective compensation program is one that provides executives competitive base salaries and incentives to achieve both current and long-term strategic business goals of the Company.

The Company's executive compensation programs are designed to:

       o Align the interests of executive officers with the long-term interests of shareholders.

       o Motivate and challenge executive officers to achieve both annual and long-term strategic business goals.

       o Support an environment that rewards executive officers based upon corporate and individual performance and results.

       o Attract and retain executive officers critical to the long-term success of the Company.

         In 2000, the basic components of executive officer compensation consisted of base salary, a cash bonus plan tied to measurements based on Company performance, and long-term incentives in the form of stock options. The executive officers also participate in employee benefit plans available generally to the Company's employees.

         Base Salary. Technology companies face intense competition for qualified employees, and the Committee believes it is important that Company executive officer compensation levels be competitive with other technology companies. The Committee reviewed the compensation of its executives in comparison with other publicly traded technology companies and targeted base salary levels to be consistent with comparable positions at these companies.

         Annual Incentive Compensation Program. The Company implemented in 2000 an annual incentive compensation program permitting officers and key managers to earn cash bonuses based on achieving targeted financial goals. Based upon actual 2000 performance, the bonus pool for executive officers was $502,500 with the executive officer participants earning bonuses ranging from 53% to 66% of base salary.

         The Committee believes that this annual incentive compensation program aids in ensuring that the Company's overall levels of compensation remain competitive and benefits the Company in that a significant portion of the compensation of executive officers is in the form of variable incentive pay, which further aligns the interests of the executive officers with the interests of the Company's shareholders.

         Long-Term Incentive in Form of Stock Options. The Committee believes that significant management ownership of the Company's stock effectively motivates the building of shareholder wealth and aligns the interests of management with those of the Company's shareholders. The Company's executive officers received option grants totaling 102,500 shares during 2000 under the terms of the Company's 1996 Stock Option Plan at a per share exercise price equal to market price on the date of grant. Options representing 70,000 and 32,500 shares become exercisable over three years and four years, respectively, in equal annual increments beginning one year after the date of grant, contingent upon the officer's continued employment with the Company. The executive officers also received during 2000 option grants totaling 1,033,000 shares of the Common Stock of the Company's subsidiary, eResearchTechnology, Inc., under the terms of that subsidiary's Stock Option Plan, at a per share exercise price equal to the fair market value on the date of grant, as determined by the Board of Directors. The table appearing under the heading "Option Grants in 2000" provides further information about the options granted in 2000 to the Named Executive Officers.

         Chief Executive Officer Compensation. The compensation plan for Dr. Morganroth for 2000 contained the same elements and operated in the same manner as the compensation plan described above for the other executive officers. His cash bonus pursuant to the Company's 2000 annual incentive compensation program was $135,000, representing approximately 40% of his cash compensation for the year. Dr. Morganroth also provides specified medical professional services to the Company pursuant to the Company's agreement with a professional corporation owned by Dr. Morganroth. In 2000, $156,000 was paid to his professional corporation for medical services. The Committee believes that Dr. Morganroth's total 2000 compensation was appropriate in light of Dr. Morganroth's reputation as a medical doctor in the research area and his importance to achievement of the Company's goals.

         During 2000, Dr. Morganroth was granted options to acquire 324,000 shares of the Common Stock of eResearchTechnology, Inc. at an exercise price equal to the fair market value of such stock on the date of grant. In addition, Dr. Morganroth is a significant shareholder in the Company (see "Security Ownership of Certain Beneficial Owners and Management"). The Committee believes that Dr. Morganroth's stock ownership and stock options provide a significant incentive and align his interests directly with the Company's shareholders. To the extent his performance translates into an increased value of the Company's stock, all shareholders, including Dr. Morganroth, share the benefits.

         Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1,000,000 per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance-based compensation paid to the Company's executive officers for 2000 did not exceed the $1,000,000 limit per officer, and the Committee does not anticipate that the non-performance-based compensation to be paid the Company's executive officers in the foreseeable future will exceed that limit.


             Members of the Compensation and Stock Option Committee
                              John M. Ryan (Chair)
                                   Howard Ross


Compensation Committee Interlocks and Insider Participation

         At the end of 2000, the Compensation and Stock Option Committee was composed of Mr. Ross and Mr. Ryan. Neither of these individuals is a current or former officer or employee of the Company.

Summary Compensation Table

         The following table sets forth information in respect of the compensation paid for the years ended December 31, 1998, 1999 and 2000 to the persons (sometimes collectively referred to as the "Named Executive Officers") who were, at any time during 2000, the Chief Executive Officer, and at the end of 2000, the other four most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in such year and up to two individuals who served as executive officers at any time during 2000 whose salary and bonus exceeded $100,000, including compensation paid by the Company's subsidiary, eResearchTechnology, Inc. ("eRT"):

                                                                                        Long Term
                                                                                       Compensation
                                                            Annual                     ------------
                                           Year        Compensation (1)              Number of Options (2)
                                           ----    -----------------------         ----------------------       All Other
   Name and Principal Position                     Salary            Bonus         PRWW              eRT      Compensation
   ---------------------------                     ------            -----         ----------------------     ------------
Joel Morganroth, M.D.                      2000   $212,400         $135,000          -            324,000      $816(3)(4)
   Chairman, Chief Scientist and           1999   $203,809         $236,813        37,500            -         $864(3)(4)
   former Chief Executive Officer,         1998   $201,000             -             -               -         $864(3)(4)
   PRWW (5)

Joseph Esposito                            2000   $278,400         $125,000          -            324,000      $3,441(4)
   President and Chief Executive           1999   $276,287         $172,610        20,000            -         $3,364(4)
   Officer, PRWW and eRT (5)               1998   $330,964             -          150,000            -         $3,124(4)

Vincent Renz                               2000   $156,000         $ 91,250         5,000         120,000      $3,440(4)
   Vice President, Technology and          1999   $156,338         $ 67,613          -               -         $3,364(4)
   Consulting and Chief Technology         1998   $ 91,423         $  8,141        15,000            -         $1,252(4)
   Officer, eRT

Robert Brown                               2000   $154,461         $ 82,500        27,500         120,000      $11,316(4)
   Sr. Vice President, Diagnostic          1999   $106,045         $ 25,000          -               -         $10,816(4)
   Technology and Services, eRT            1998   $ 77,915                           -               -         $10,816(4)

Bruce Johnson                              2000   $134,592         $ 68,750        70,000         120,000      $ 2,323(4)
   Sr. Vice President and Chief
   Financial Officer, PRWW and
   eRT

-----------------
(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for the officer for such year.

(2) Information under the column headed "PRWW" pertains to options to acquire the common stock of PRWW. Information under the column headed "eRT" relates to options to acquire the common stock of eRT.
(3) Excludes consulting fees of $144,000, $156,000 and $156,000 paid in 1998, 1999 and 2000, respectively, to a professional corporation owned by Dr. Morganroth. See "Certain Relationships and Related Party Transactions."
(4) Includes the sum of (A) Company's 401(k) plan contributions, which in 2000 were $2,625 for Mr. Esposito, $2,625 for Mr. Renz, $10,500 for Mr. Brown and $1,712 for Mr. Johnson; and (B) the dollar value of the insurance premium paid by the Company with respect to group term life insurance, which for 2000 was $816 for Dr. Morganroth, $816 for Mr. Esposito, $816 for Mr. Renz, $816 for Mr. Brown and $612 for Mr. Johnson.
(5) Dr. Morganroth served as Chief Executive Officer of PRWW throughout 2000 and during the first two months of 2001. Mr. Esposito was appointed Chief Executive Officer March 1, 2001.

Employment Contracts

         The Company has entered into employment agreements with each of the Named Executive Officers. Under these agreements, the employment may be terminated with or without cause at any time. In the event that the Company terminates an officer's employment other than "for cause", the Company is obligated to continue normal salary payment for between six months and one year. These agreements provide that, upon a change of control (as defined) of the Company in which the officer is not provided a comparable position, the executive has the right to resign and receive a severance equal to between six months and one year's salary. Pursuant to the agreement, each officer has agreed, for a period of one year after termination of employment, to refrain from interfering with the Company's business by soliciting customers or employees. Dr. Morganroth's employment agreement was terminated by mutual agreement on March 1, 2001. Dr. Morganroth will continue to act as a consultant to the Company pursuant to a consulting agreement between the Company and his professional corporation. See "Certain Relationships and Related Party Transactions."

2000 Stock Option Grants

         The following tables contain certain information concerning the grant of stock options under the Company's 1996 Stock Option Plan and eRT's 2000 Stock Option Plan during the year ended December 31, 2000 and the number and value of options held at December 31, 2000 by each of the Named Executive Officers.


                                                                                            Potential Realizable
                                                                                            Value at Assumed
                                                                                            Annual Rates
                                                                                            of Stock Price
                                                                                            Appreciation for
                                                       Individual Grants (1)                Option Term (2)
                         ----------------------------------------------------------------------------------------
                          Number of     % of Total
                          Securities      Options
                          Underlying     Granted to    Exercise or
                            Options      Employees      Base Price   Expiration
Name                        Granted       in 2000         ($/Sh)         Date          5%           10%
----                       ---------     ---------       --------   -------------     ----         ----
PRWW OPTIONS
------------
Joel Morganroth, MD            -
Joseph Esposito                -
Vincent Renz                  5,000         1.6%         $10.00         1/4/10      $31,445        $79,687
Robert Brown                 27,500         8.7%          13.00        1/25/10      224,830        569,763
Bruce Johnson                70,000        22.3%          12.44        1/27/10      547,641      1,387,831

eRT OPTIONS
-----------
Joel Morganroth, MD         324,000        20.2%         $15.00        6/13/10    3,056,428      7,745,588
Joseph Esposito             324,000        20.2%          15.00        6/13/10    3,056,428      7,745,588
Vincent Renz                120,000         7.5%          15.00        6/13/10    1,132,010      2,868,736
Robert Brown                120,000         7.5%          15.00        6/13/10    1,132,010      2,868,736
Bruce Johnson               120,000         7.5%          15.00        6/13/10    1,132,010      2,868,736

-------------------
(1) The PRWW options were granted under the terms of PRWW's stock option plan at a per share exercise price equal to the market price of a Common Share on the date of grant. The options become exercisable over four years (three years, in the case of Mr. Johnson's options) in equal annual increments beginning one year after the date of grant. The Option Committee has the right to accelerate the exercisability of any of the options, and options automatically accelerate upon a change of control (as defined). The eRT options were granted under the terms of eRT's Stock Option Plan at a per share exercise price equal to the fair market value on the date of grant, as determined by the Board of Directors. The options become exercisable over four years in equal annual increments beginning one year after the date of grant. eRT's Option Committee has the right to accelerate the exercisability of any of the options, and options automatically accelerate upon a change of control (as defined).

(2) The potential realizable value is the product of (a) the difference between:
    (i) the product of the per-share market price at the time of the grant and the sum of 1 plus the adjusted stock price appreciation rate (i.e., the assumed rate of appreciation compounded annually over the term of the option) and (ii) the per-share exercise price of the option; and (b) the number of securities underlying the grant at fiscal year-end. The dollar amounts under these columns are the result of calculations at the 5% and 10% assumed rates of appreciation prescribed by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, of the market price of the Corporation's Common Shares. The actual value that any Named Executive Officer may realize, if any, will depend on the amount by which the market price of the Common Shares at the time of exercise exceeds the exercise price.

2000 Option Exercises and Fiscal Year-End Values

         The following tables contain certain information concerning the number and value of any unexercised stock options held by the Named Executive Officers as of December 31, 2000 and as to the shares acquired and the value realized by Named Executive Officers who exercised options in 2000.

                                                                 Number of Securities     Value of Unexercised
                                                                Underlying Unexercised    In-the-Money Options
                              Shares                            Options at FY-End 2000     at FY-End 2000 (2)
                            Acquired on      Value Realized    ----------------------     ------------------
      Name                  Exercise (#)        ($) (1)          Exercisable/Unexer.      Exercisable/Unexer.
      ----                  ------------        -------          -------------------      -------------------
PRWW OPTIONS
------------
Joel Morganroth, M.D.            -                -                13,500/34,000                        -/-
Joseph Esposito                  -                -               94,000/126,000          $112,500/$168,750
Vincent Renz                     -                -                 6,000/14,000              13,998/20,997
Robert Brown                     -                -                 8,760/28,000                  1,312/875
Bruce Johnson                    -                -                     0/70,000                        -/-



eRT OPTIONS
-----------
Joel Morganroth, MD              -                -                    0/324,000                        -/-
Joseph Esposito                  -                -                    0/324,000                        -/-
Vincent Renz                     -                -                    0/120,000                        -/-
Robert Brown                     -                -                    0/120,000                        -/-
Bruce Johnson                    -                -                    0/120,000                        -/-

---------------------

(1) Value realized is the difference between the market price of a share of Common Stock on the date of exercise and the exercise price of the option, multiplied by the number of shares underlying the option.
(2) Value of unexercised "in-the-money" options is the difference between the market price of a Common Share on December 31, 2000 and the exercise price of the option, multiplied by the number of Common Shares underlying the option.

Stockholder Return Performance Graph

         The following graph compares the cumulative total stockholder return on the Company's Common Stock against the cumulative total return on the NASDAQ Stock Market (U.S.) Index and NASDAQ Health Service Index for the period commencing February 3, 1997 and ending December 31, 2000. The graph assumes that at the beginning of the period indicated, $100 was invested in the Company's Common Stock and the stock of the companies comprising the NASDAQ Stock Market (U.S.) Index and the NASDAQ Health Services Index, and that all dividends, if any, were reinvested.

                COMPARISON OF 47 MONTH CUMULATIVE TOTAL RETURN*
             AMONG PRWW, LTD., THE NASDAQ STOCK MARKET (U.S.) INDEX
                      AND THE NASDAQ HEALTH SERVICES INDEX


                                                                      Cumulative Total Return
                                  --------------------------------------------------------------------------------------------------
                                    2/3/97      3/97       6/97       9/97      12/97       3/98       6/98       9/98     12/98
PRWW, LTD.                          100.00     97.06      63.97      70.59      69.85      32.35      28.68      25.00     26.84
NASDAQ STOCK MARKET (U.S.)          100.00     88.31     104.49     122.16     114.36     133.84     137.54     124.11    161.28
NASDAQ HEALTH SERVICES              100.00     91.89     103.25     112.32     100.97     110.78     100.59      75.56     85.59


                                                                  Cumulative Total Return
                                  ------------------------------------------------------------------------------------
                                     3/99       6/99       9/99      12/99       3/00       6/00      9/00      12/00
PRWW, LTD.                           53.68      37.50      33.82      57.72      92.65      81.62     65.44      44.85
NASDAQ STOCK MARKET (U.S.)          180.87     197.86     202.79     299.73     336.43     292.51    269.19     180.38
NASDAQ HEALTH SERVICES               76.63      94.67      69.95      68.87      71.59      73.05     81.10      94.42

* $100 INVESTED ON 2/3/97 IN STOCK OR ON 1/31/97 IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information, as of March 15, 2001, with respect to the beneficial ownership of the Common Stock of the Company by (i) the Company's directors and Named Executive Officers, (ii) the Company's directors and executive officers as a group, and (iii) each person known to the Company to own beneficially more than 5% of the Common Stock.

                                                    Shares
                                                  Beneficially     Percentage
                                                     Owned            Owned
                                                ---------------     ----------
Name of Beneficial Owner
------------------------
Joel Morganroth, M.D. (1)...................       1,018,000           14.6%
LLR Equity Partners, L.P.(2)................         926,668           13.3
Gilder Gagnon Howe & Co., LLC (3) ..........         682,369            9.8
Sanders Morris Harris Inc.(4)...............         608,300            8.7
Sheldon Bonovitz (5)........................         119,330            1.7
Joseph Esposito (6).........................         140,700            2.0
James Gale (7)..............................           5,000              *
Arthur Hull Hayes, Jr., M.D. (8)............          14,402              *
Jerry D. Lee (9)............................          13,402              *
Howard Ross (10)............................               -              -
John M. Ryan (11)...........................          32,900              *
Vincent Renz (12)...........................           9,650              *
Robert Brown (13)...........................          24,885              *
Bruce Johnson (14)..........................          23,333              *
All directors and executive officers........
as a Group (12 persons)(15).................       1,401,602           19.4
------------------------
* Less than 1.0%

(1) Includes (i) 495,175 shares directly owned by Dr. Morganroth, as to which he has sole voting and dispositive power, (ii) 18,000 shares issuable with respect to options granted pursuant to the Company's 1996 Stock Option Plan, which are currently exercisable or exercisable within the next sixty
      (60) days, (iii) 495,225 shares held in a trust, the trustee of which is Dr. Morganroth's wife and the beneficiaries of which are Dr. Morganroth's children, as to which Dr. Morganroth disclaims beneficial ownership, and
      (iv) 9,600 shares owned by a pension plan, as to which Dr. Morganroth has shared voting and dispositive power. Dr. Morganroth's address is 30 S. 17th Street, Philadelphia, PA 19103.

(2) LLR Equity Partners, LP's ("LLR") address is c/o LLR Capital, LP, 1150 First Avenue, Suite 100, King of Prussia, Pennsylvania 19406. Includes 10,000 shares issuable with respect to options granted pursuant to the Company's 1996 Stock Option Plan, which are currently exercisable or exercisable within the next sixty (60) days.

(3) Gilder Gagnon Howe & Co., LLC's ("Gilder Gagnon") address is 1775 Broadway, New York, New York 10019. Information based on filing made with the Securities and Exchange Commission. The shares reported include 455,444 held in customer accounts over which Gilder Gagnon has discretionary authority to dispose of or direct the disposition of shares, 211,150 shares held in accounts owned by the members of Gilder Gagnon and their families, and 15,775 shares held in the account of the profit sharing plan of Gilder Gagnon.

(4) Sanders Morris Harris' address is 3100 Chase Tower, Houston, Texas 77002. Includes shares owned by funds indirectly managed by Sanders Morris Harris. Also includes 5,000 shares issuable with respect to options granted to funds indirectly managed by Sanders Morris Harris pursuant to the Company's 1996 Stock Option Plan, which are currently exercisable or exercisable within the next sixty (60) days.

(5) Includes 10,000 shares issuable with respect to options granted pursuant to the Company's 1996 Stock Option Plan, which are currently exercisable or exercisable within the next sixty (60) days. Also includes (i) 13,000 shares owned by Mr. Bonovitz's wife, and (ii) 83,330 shares owned by trusts as to which Mr. Bonovitz acts as trustee, as to all of which shares Mr. Bonovitz disclaims beneficial ownership.

(6) Includes 124,000 shares issuable with respect to options granted pursuant to the Company's 1996 Stock Option Plan, which are currently exercisable or exercisable within the next sixty (60) days.

(7) Includes 5,000 shares issuable with respect to options granted pursuant to the Company's 1996 Stock Option Plan, which are currently exercisable or exercisable within the next sixty (60) days. Excludes shares owned by Sanders Morris Harris, Inc. for which Mr. Gale is a managing director and the funds for which Mr. Gale is the chief investment officer.

(8) Includes 14,402 shares issuable with respect to options granted pursuant to the Company's Stock Option Plans, which are currently exercisable or exercisable within the next sixty (60) days.

(9) Includes 10,000 shares issuable with respect to options granted pursuant to the Company's 1996 Stock Option Plan, which are currently exercisable or exercisable within the next sixty (60) days.

(10) Excludes shares owned by LLR Equity Partners, LP, as to which Mr. Ross is a partner.

(11) Includes 11,200 shares issuable with respect to options granted pursuant to the Company's 1996 Stock Option Plan, which are currently exercisable or exercisable within the next sixty (60) days.

(12) Includes 9,250 shares issuable with respect to options granted pursuant to the Company's 1996 Stock Option Plan, which are currently exercisable or exercisable within the next sixty (60) days. Also includes 400 shares owned by minor children.

(13) Includes 15,885 shares issuable with respect to options granted pursuant to the Company's Stock Option Plans, which are currently exercisable or exercisable within the next sixty (60) days.

(14) Includes 23,333 shares issuable with respect to options granted pursuant to the Company's 1996 Stock Option Plan, which are currently exercisable or exercisable within the next sixty (60) days.

(15) Includes 241,070 shares issuable upon exercise of options granted pursuant to the Company's Stock Option Plans, which are currently exercisable or exercisable within the next sixty (60) days. Excludes shares owned by Sanders Morris Harris, Inc., for which Mr. Gale is a managing director and the funds for which Mr. Gale is chief investment officer; and shares owned by LLR Equity Partners, LP, as to which Mr. Ross is a partner.

Compliance with Section 16(a) of the Securities Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of its Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission ("SEC") and The NASDAQ Stock Market. Based upon a review of the forms and written representations that it received, the Company believes that all other filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been timely satisfied.

                             PROPOSAL TO AMEND 1996
                               STOCK OPTION PLAN
                                (Proposal No. 2)


         At the Annual Meeting the stockholders will be asked to approve an amendment (the "Amendment") to the Company's 1996 Stock Option Plan (the "Option Plan"), in order to reserve an additional 300,000 shares of Common Stock for issuance thereunder.

Description of the Option Plan

         The Option Plan authorizes the grant of options to acquire shares of the Company's Common Stock, which options may be granted to employees and directors of, and others providing services to or having a relationship with, the Company and its subsidiaries. Such options may be incentive stock options ("ISO's") within the meaning of the Internal Revenue Code of 1986, as amended, or options that do not qualify as ISO's ("Non-Qualified Options").

         The Plan is administered by a Committee of the Board of Directors (the "Committee") consisting of not less than two directors of the Company. The Committee has full power and authority to interpret the provisions, and supervise the administration, of the Option Plan. It determines, subject to the provisions of the Option Plan, to whom options are granted, the number of shares of Common Stock subject to each option, whether an option shall be an ISO or a Non-Qualified Option and the period during which each option may be exercised. In addition, the Committee determines the exercise price of each option, subject to the limitations provided in the Option Plan.

         The exercise price per share of any ISO granted under the Plan may not be less than 100% of the fair market value per share of Common Stock on the date of grant (110% of such fair market value if the grantee owns stock representing more than 10% of the combined voting power of all classes of the Company's stock). The aggregate fair market value (determined as of the time such option is granted) of the Common Stock for which any employee may have ISO's which become exercisable for the first time in any calendar year may not exceed $100,000.

         ISO's may have an exercise option period of up to 10 years (five years for optionees who own more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary corporation). Non-Qualified Options have an exercise option period as specified by the Committee at the time of grant, except for the fixed Director option grants discussed below, which have a term of ten years.

         The Option Plan provides that upon termination of employment of the optionee for any reason other than death or disability, the right to exercise the option (to the extent otherwise exercisable) will terminate within three months following cessation of employment. In the event of termination of employment due to death or disability, the same provisions apply except that the period of time for exercise is one year.

         In addition, the Option Plan provides for the following automatic, fixed grants to Directors: (a) to each Outside Director (as defined), a one-time option for 5,000 shares upon initial election to the Board; and (b) to each Outside Director who is a member of the Board of Directors following any Annual Meeting, an annual option for 5,000 shares to be granted on the date of the Annual Meeting, provided that an Outside Director first elected to the Board of Directors at such Annual Meeting or within six months prior thereto shall not be eligible for an annual grant in that year. Each such fixed option grant constitutes a Non-Qualified Option and has an exercise price equal to the fair market value on the date of grant, expires on the earlier to occur of ten years after the date of grant or three months after the individual ceases to be a director for whatever reason, vests immediately at the date of grant, automatically terminates three months after the Outside Director ceases for whatever reason to be a member of the Board of Directors and may not be sold, pledged or otherwise disposed of until at least six months and one day after the date of grant.

         The options granted pursuant to the Option Plan are not transferable except in the event of death. No options may be granted under the Option Plan after November 18, 2006.

Proposed Amendment

         The Option Plan was originally adopted in 1996, and a total of 500,000 shares of the Company's Common Stock was reserved for issuance thereunder, which was subsequently increased with stockholder approval by an additional 600,000 shares. The Amendment, if approved at the Annual Meeting, will reserve an additional 300,000 shares of Common Stock for issuance under the Option Plan. The Board believes that the number of shares remaining available for issuance will be insufficient to achieve the purpose of the Option Plan over the term of the Plan unless the additional shares are authorized.

Certain United Federal Income Tax Information

         If an option granted under the Stock Option Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such premature disposition may apply if the optionee is subject to Section 16 of the Securities Exchange Act of 1934. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain (or loss) recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain (or loss).

         All options that do not qualify as ISOs are taxed as Non-Qualified Options. An optionee will not recognize any taxable income at the time he or she is granted a Non-Qualified Option. However, upon the exercise of a Non-Qualified Option, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is subject to Section 16 of the Exchange Act, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a Non-Qualified Option.

New Plan Benefits

         No determination has been made with respect to future recipients of options under the Option Plan and it is not possible to specify the names or positions of the individuals to whom options may be granted in the future or the number of shares to be covered by such options.

Vote Required

         The Amendment to the Option Plan requires the affirmative vote of the holders of not less than a majority of the votes cast on the proposal. Broker nonvotes and abstentions are counted for the purposes of determining the presence or absence of a quorum. Abstentions will be counted in the tabulations of the votes cast on the proposal, whereas broker nonvotes will not be counted for purposes of determining whether the proposal has been approved.

Management recommends a vote "FOR" the Amendment to the 1996 Stock Option Plan.

                        PROPOSAL TO AMEND THE COMPANY'S
                     RESTATED CERTIFICATE OF INCORPORATION
                          CHANGING ITS CORPORATE NAME
                                (Proposal No. 3)


         The Board of Directors proposes that the stockholders approve the amendment of Article I to the Company's Restated Certificate of Incorporation to read in its entirety as follows:

                   "Article I: The name of the Corporation is
                           eResearchTechnology, Inc."

         Effective January 1, 2000, the Company transferred its operating assets to a newly formed subsidiary named eResearchTechnology, Inc. Since substantially all of the Company's business operations are now conducted through its subsidiary, the Company believes that changing its name to "eResearchTechnology, Inc." will more accurately reflect the nature of its business and will create less confusion in the commercial and financial markets. If the proposed amendment is approved, the subsidiary will change its name, but the Company and its subsidiary will conduct business under the name "eResearchTechnology, Inc."

         Management expects the formal implementation of the name change with the Delaware Secretary of State to be completed promptly after stockholder approval; however, transitional uses of the "PRWW" name by the Company may continue for a brief period. There will be no adverse tax consequences associated with the name change and implementation costs during fiscal year 2001 are not expected to be material.


Vote Required

         This amendment to the Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Broker nonvotes and abstentions are counted for the purposes of determining the presence or absence of a quorum. Since abstentions and broker nonvotes are not counted as votes in favor of the proposal, and since a majority vote of all outstanding shares is required, they have the same effect as votes cast against the proposal.

Management recommends a vote "FOR" the Amendment to the Restated Certificate of Incorporation.

                              INDEPENDENT AUDITORS
                                (Proposal No. 4)


         Upon the recommendation of its Audit Committee, the Board of Directors has designated Arthur Andersen LLP to be the independent auditors for the year ending December 31, 2001. The Board of Directors will offer a resolution at the Annual Meeting to ratify this designation. Approval of the proposal will require the favorable vote of a majority of the stockholders present in person or by proxy and voting at the Annual Meeting. It is anticipated that representatives of Arthur Andersen LLP will be present at the meeting to respond to appropriate questions and, if they desire, to make a statement.

         During 2000, the Company retained Arthur Andersen LLP to provide services in the following categories and amounts:

         Audit                                                         $100,000
         Tax return preparation and miscellaneous tax assistance         32,000
         Quarterly reviews and other miscellaneous consulting            76,000
         Work associated with eResearchTechnology's initial
            public offering                                             439,000
         Financial Information Systems Design and Implementation              0

         The Audit Committee has considered the above non-audit services and has determined that the provision thereof is compatible with maintaining auditor independence.

                             STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be considered at the 2002 Annual Meeting of Stockholders must be received by PRWW no later than November 20, 2001. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

         In accordance with Rule 14a-4(c) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the holders of proxies solicited by the Board of Directors in connection with the 2002 Annual Meeting may vote such proxies in their discretion on certain matters as more fully described in such rule, including without limitation on any matter coming before the meeting as to which the Company does not have notice on or before February 3, 2002.

          The Board knows of no other matters which may be presented for action at the meeting. However, if any other matter properly comes before the meeting, the proxy holders will vote in accordance with their judgment on such matter.

         Stockholders are urged to vote, sign and return the enclosed form of proxy promptly in the enclosed envelope.

                                             By Order of the Board of Directors,


                                             BRUCE JOHNSON
                                             Senior Vice President,
                                             Chief Financial Officer
                                             and Secretary
March 20, 2001

                                    APPENDIX
                                    --------


                                   PRWW, LTD.

                             Audit Committee Charter

The Board of Directors of PRWW, LTD. ("PRWW") hereby establishes an Audit committee with authority, responsibility, and specific duties as described in the following text.

COMPOSITION

The Committee shall be comprised of at least three Directors who are independent of management and free from relationships that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member. One of the members shall be designated Committee Chairman by the full board. All members of the Committee should be generally knowledgeable in financial and auditing matters and at least one member should have significant accounting or financial expertise.

AUTHORITY

The Audit Committee is granted the authority to investigate any activity of the Company that may have a financial impact or involves financial reporting. All employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

RESPONSIBILITY

The Audit Committee recommends to the Board of Directors the engagement and discharge of the independent auditors. It is the Board's principal agent in assuring the independence of the company's auditors, the integrity of management, an adequate control environment, and the adequacy of disclosures to stockholders. The committee serves as the focal point for communication among non-committee Directors, the independent auditors, and PRW's management, as their duties relate to financial accounting, reporting, and financial controls. The Audit Committee should have a clear understanding with the independent auditors that they must maintain an open relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board of Directors and the Audit Committee, as representatives of shareholders. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of PRWW and its subsidiaries and the sufficiency of auditing relative to these policies and practices. The opportunity for the independent auditors to meet with the entire Board of Directors as needed is not to be restricted.

ATTENDANCE

A majority of members of the Audit Committee must be present, in person or by telephone, at all formal meetings. However, subcommittees of one or more members may be formed to handle specific projects. As necessary or desirable, the Committee Chairman may request that members of management, the Company's financial and accounting personnel, outside counsel, and representatives of the independent auditors be present at a meeting of the Committee, as well as any other persons deemed necessary to assist the Committee in exercising its responsibilities.

MINUTES

A summary of each meeting is to be presented to all Directors.

SPECIFIC DUTIES

The Audit Committee is to:

1. Recommend to the Board of Directors the retention or replacement of the independent auditors, on an annual basis.

2. Inform the independent auditors and management that the auditors are ultimately accountable to the Board and the Audit Committee; the auditors and the committee may communicate with each other at all times; and the Committee Chairman may call a meeting whenever he or she deems it necessary.

3. Obtain a written statement from the independent auditors delineating any relationships with the Company or any other matters that might affect their independence.

4. Review with the Company's management, independent auditors, and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls, and the financial reporting controls of the Company.

5. Have familiarity with the accounting and reporting principles and general practices applied by the Company in preparing its financial statements. Further, the Committee is to make, or cause to be made, all necessary inquiries of management and the outside auditors concerning established standards of corporate conduct and performance, and deviations from these standards.

6.       Obtain independent auditors latest peer review report.

7. Review, prior to the annual audit, the scope and extent of the independent auditor's planned examination, including the engagement letter. The auditor's fees are to be arranged with management and annually summarized for the committee. The review should entail an understanding from the auditors of the factors considered in determining the audit scope, including:

         o    Industry and business risk characteristics of the Company

         o    External reporting requirements

         o Materiality of the various segments of the Company's consolidated activities o Quality of internal controls

         o    Other areas to be covered during the audit engagement.

8. Review with management the extent of non-audit services planned or recently provided by the independent auditors, in relation to the objectivity needed in the audit.

9. Review with management and the independent auditors, upon completion of their audit, financial results for the year. This review is to encompass:

         o The Company's annual report to shareholders and Form 10-K, including management's Discussion of the Results of Operations, and the financial statement and supplemental disclosures required by generally accepted accounting principles, the Securities and Exchange Commission, and the NASDAQ.

         o Significant transactions not a normal part of the Company's operations.

         o    Significant changes, if any, in management estimates.

         o Changes, if any, during the year in the Company's accounting principles or their application.

         o Areas of the Company's financial statements requiring significant management judgement.

         o Significant adjustments proposed by management and/or the auditors.

         o The independent auditor's assessment of the quality of the Company's accounting principles and underlying estimates used.

10. Review and approve the quarterly financial results of the Company and its 10-Q reports prior to filing.

11. Arrange for timely receipt from management its reports on Form 8-K and any other correspondence with the SEC.

12. Evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data, and information. Also, elicit the comments of management regarding the responsiveness of the auditors to the Company's needs. Inquire of the auditors whether there have been any disagreements with management, which if not satisfactorily resolved would have caused t hem to modify their report on the Company's financial statements.

13. Review the quality and adequacy of the Company's financial and accounting personnel including discussions with independent auditors.

14. Discuss with the independent auditors any relevant recommendations, which the auditors may have (including those in their annual "Management Letter" and/or "Report to the Audit Committee"). Topics to be considered during this discussion include improving internal financial controls, selection of accounting principles, and management reporting systems. Review written responses of management to the "Management Letter" and ensure that all disagreements are promptly resolved.

15. Apprise the Board of Directors, through minutes and special presentations, as necessary, of significant development in the course of performing the above duties.

16. Recommend to the Board of Directors any appropriate extensions or changes in the duties of the Committee.

17. Inquire as to the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees (SAS No. 1), as may be modified or supplemented.

         This charter should be approved by the Board of Directors and updated annually.

PROXY                                                                      PROXY

                                   PRWW, LTD.

                      2001 ANNUAL MEETING OF SHAREHOLDERS
                       PROXY FOR HOLDERS OF COMMON STOCK
               Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints JOEL MORGANROTH, M.D., JOSEPH ESPOSITO, and JAMES H. CARLL, or any of them, with full power of substitution, the proxy of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of PRWW, Ltd. to be held on April 24, 2001, or any adjournment or postponement thereof, and to vote the number of shares of the Common Stock of PRWW, Ltd. which the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominees listed on the reverse side; and FOR the proposals described in items No. 2, 3 and 4. This proxy may be revoked at any time prior to the time it is voted.




--------------------------------------------------------------------------------

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
                                                                                                                Please mark
                                                                                                                your votes
----------------------------------------------------------------------------------------------------------      like this:  [X]
|                                                                                                        |
|                                                                                                        |
|                                                                                                        |
----------------------------------------------------------------------------------------------------------
1. Election of Directors.                                                                                      FOR  AGAINST  ABSTAIN
                                                    (Instruction: To withhold     2. Amendment to 1996
           [ ]                       [ ]            authority to vote for any        Stock Option Plan         [ ]    [ ]      [ ]
                                                    individual nominee, strike
     FOR the nominees         WITHHOLD AUTHORITY    a line through the nominee's  3. Amendment to Restated
listed (except as marked to    to vote for the      name in the list below)          Certificate of
the contrary at the right)     nominees listed                                       Incorporation             [ ]    [ ]      [ ]
                                to the right        Sheldon Bonovitz
                                                    Arthur H. Hayes, Jr., M.D.    4. Ratification of the
                                                    Howard D. Ross                   appointment of Arthur
                                                                                     Andersen LLP as the
                                                                                     Company's independent     [ ]    [ ]      [ ]
                                                                                     accountants

                                                                                  4. In his discretion, the
                                                                                     Proxy is authorized to vote
                                                                                     upon such other business as
                                                                                     may properly come before
                                                                                     the meeting


----------------------------------------------------------------------------    You are urged to sign and return your proxy without
|                                                                           |   delay in the return envelope provided for that
|                                                                           |   purpose which requires no postage if mailed in the
|                                                                           |   United States.
|                                                                           |
|                                                                           |   ----------------------------------------------------
|                                                                           |
|                                                                           |   ----------------------------------------------------
|                                                                           |   Signature(s) of Shareholder(s)
|                                                                           |
|                                                                           |   When signing the proxy, please date it and take care
|                                                                           |   to have the signature conform to the shareholder's
|                                                                           |   name as it appears on this proxy. If shares are
|                                                                           |   registered in the names of two or more persons, each
|                                                                           |   person should sign. Executors, administrators,
|                                                                           |   trustees and guardians should so indicate when
|                                                                           |   signing.
|                                                                           |
|                                                                           |   Dated: _______________________________________,2001
|                                                                           |
|                                                                           |
----------------------------------------------------------------------------


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